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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





             AUGUST 7, 2001                                     000-32657
Date of Report (Date of earliest event reported)         Commission File Number





                                    ELEKTRYON
             (Exact name of registrant as specified in its charter)



              NEVADA                                    88-0353324
(State or other jurisdiction of        (I.R.S. Employer Identification Number)
incorporation or organization)


                         6565 SPENCER STREET, SUITE 206
                               LAS VEGAS, NV 89119
               (Address of Principal Executive Offices) (Zip Code)


                                 (702) 361-1719
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

        On August 7, 2001, Elektryon (the "Company") executed a letter agreement with Solo Energy Corporation ("Solo") (the "August Letter Agreement") amending the Asset Acquisition Agreement by and between the Company and Solo, dated as of April 16, 2001 (the "Asset Acquisition Agreement"), as previously amended by the letter agreement between the Company and Solo, dated June 14, 2001 (the " June Letter Agreement"). The August Letter Agreement is filed as Exhibit 1 to this Form 8-K. The Asset Acquisition Agreement and the June Letter Agreement have been filed as Exhibits 2.1 and 2.4, respectively, to the Company's Form 10, as amended. Pursuant to the Asset Acquisition Agreement, Solo will acquire substantially all of the Company's assets in exchange for (a) $5 million in cash, subject to adjustment, (b) 51,878,788 shares of Solo Common Stock, par value $.0001 per share (the "Solo Common Stock"), (c) up to 36,363,636 additional shares of Solo Common Stock to the extent Elektryon achieves specified sales and other goals after the closing of the proposed transaction, and (d) Solo's assumption of specified liabilities of the Company. In addition, Solo will grant options to purchase 1,818,182 shares of Solo Common Stock to Michael Holmstrom, President of the Company, with an exercise price of $0.33 per share, and 1,515,152 shares of Solo Common Stock to Joanne Firstenberg, the General Counsel of Elektryon, with an exercise price of $0.33 per share, upon termination of certain options held by Mr. Holmstrom and Ms. Firstenberg to purchase shares of the Company's Common Stock which will be terminated in connection with the Asset Acquisition Agreement. Under the terms of the August Letter Agreement, (i) the Company on or after August 6, 2001 shall be permitted to sell or dispose of a portion of its Inventories with a book value not to exceed $500,000, (ii) retain the proceeds from such sales and (iii) for the purposes of calculating the distribution of the Cash Escrow in accordance with the Asset Acquisition Agreement, any reduction of Inventories shall not be reflected in the Closing Balance Sheet. Furthermore, the Termination Date set forth in the Asset Acquisition Agreement which was extended from June 30, 2001 to July 30, 2001, pursuant to the June Letter Agreement, has been extended from July 30, 2001 to August 31, 2001.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) and (b)   None


        (c)    Exhibit 1 - August Letter Agreement.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 13, 2001             ELEKTRYON



                                  By:   /s/ Michael E. Holmstrom
                                      __________________________________________
                                          Michael E. Holmstrom
                                          President



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